UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2019

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On February 12, 2019, Levi Strauss & Co. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Four items of business were acted upon by the stockholders at the Special Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1

A proposal to approve an amendment to the Company’s existing Certificate of Incorporation to effect a 10:1 forward stock split and increase the number of authorized shares of Common Stock (the “Certificate of Amendment”). The stockholders approved the Certificate of Amendment by the following vote:

For	Against	Abstain
31,683,698	4,769,544	181,453

Proposal 2

A proposal to approve the adoption of an Amended and Restated Certificate of Incorporation (the “IPO Certificate”) and Amended and Restated Bylaws (the “IPO Bylaws”), each to be effective upon the completion of the Company’s initial public offering (the “IPO”), provided that the IPO closes by November 24, 2019. The stockholders approved and adopted the IPO Certificate and the IPO Bylaws, each to be effective upon the closing of the IPO, provided that the IPO closes by November 24, 2019, by the following vote:

For	Against	Abstain
31,541,244	4,769,544	323,907

Proposal 3

A proposal to approve the adoption of the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), to be effective upon the closing of the IPO, provided that the IPO closes by November 24, 2019. The stockholders approved and adopted the 2019 Plan, to be effective upon the closing of the IPO, provided that the IPO closes by November 24, 2019, by the following vote:

For	Against	Abstain
31,472,699	4,769,544	392,452

Proposal 4

A proposal to approve the adoption of the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”), to be effective upon the closing of the IPO, provided that the IPO closes by November 24, 2019. The stockholders approved and adopted the ESPP, to be effective upon the closing of the IPO, provided that the IPO closes by November 24, 2019, by the following vote:

For	Against	Abstain
31,683,698	4,769,544	181,453

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: February 15, 2019	By:	/s/ Gavin Brockett
	Name:	Gavin Brockett
	Title:	Senior Vice President and Global Controller
(Principal Accounting Officer and Duly Authorized Officer)